UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Allianz Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

July 22, 2010

URGENT

Re: Allianz CCM Mid-Cap Fund

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in the CCM Mid-Cap Fund, a series of Allianz Funds.

Please contact me immediately at 1(800) 591-6309 ext. 6920. This matter is very important, but will take only a moment of your time. The Altman Group has been engaged by Allianz Funds to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

(signature)

Frederick M. Bonnell

Shareholder Services

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165

July 22, 2010

URGENT

Re: Allianz CCM Focused Growth Fund

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in the CCM Focused Growth Fund, a series of Allianz Funds.

Please contact me immediately at 1(800) 591-6309 ext. 6920. This matter is very important, but will take only a moment of your time. The Altman Group has been engaged by Allianz Funds to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

(signature)

Frederick M. Bonnell

Shareholder Services

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165

July 22, 2010

URGENT

Re: Allianz CCM Emerging Companies Fund

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in the CCM Emerging Companies Fund, a series of Allianz Funds.

Please contact me immediately at 1(800) 591-6309 ext. 6920. This matter is very important, but will take only a moment of your time. The Altman Group has been engaged by Allianz Funds to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

(signature)

Frederick M. Bonnell

Shareholder Services

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165

July 22, 2010

URGENT

Re: Allianz CCM Capital Appreciation Fund

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in the CCM Capital Appreciation Fund, a series of Allianz Funds.

Please contact me immediately at 1(800) 591-6309 ext. 6920. This matter is very important, but will take only a moment of your time. The Altman Group has been engaged by Allianz Funds to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

(signature)

Frederick M. Bonnell

Shareholder Services

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165